[$UPER $AVER GRAPHIC]



AMERICAN AADVANTAGE FUNDS(R)
Managed by AMR Investments

PROFILE AS OF MAY 15, 2000

This Profile is intended for use in connection with the AMR Corporation $uper $aver 401(k) Plan (the "Plan") and is not intended for use by other investors. This Profile summarizes key information about the Funds that is included in the Funds' prospectus. The Funds' prospectus includes additional information about the Funds, including a more detailed description of the risks associated with investing in the Funds that you may want to consider before you invest. You may obtain the prospectus and other information about the Funds at no cost by calling 1-800-433-2434.

OVERVIEW

The Plan invests in the American AAdvantage Funds (the "Funds"), which are managed by AMR Investment Services, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

The Funds operate under a master-feeder structure. This means that each Fund, except for the S&P 500 Index Fund, invests all of its investable assets in a corresponding Portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and identical investment objective. The S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio, which is a separate investment company with an identical investment objective, managed by State Street Bank and Trust Company, through its State Street Global Advisors division. Throughout this Profile, statements regarding investments by a Fund refer to investments made by its corresponding Portfolio. For easier reading, the term "Fund" is used throughout the Profile to refer to either a Fund or its Portfolio, unless stated otherwise.

AMR CLASS

BALANCED FUND
LARGE CAP VALUE FUND
SMALL CAP VALUE FUND
INTERNATIONAL EQUITY FUND
INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

INSTITUTIONAL CLASS

S&P 500 INDEX FUND

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AMERICAN AADVANTAGE FUNDS
--------------------------------------------------------------------------------
Managed by AMR Investments

What are the Funds' Objectives? .......................................................... Page 2

What are the Funds' Principal Investment Strategies? ..................................... Page 2

What are the Main Risks of Investing in the Funds? ....................................... Page 6

How have the Funds Performed Over Time? .................................................. Page 7

Who are the Funds' Fees and Expenses? .................................................... Page 11

Who are the Funds' Investment Advisers? .................................................. Page 12

How Can I Enroll and Begin Making Contributions? ......................................... Page 12

What are the Tax Consequences of Investing in the Funds? ................................. Page 12

WHAT ARE THE FUNDS' OBJECTIVES?


The AMERICAN AADVANTAGE BALANCED FUND(SM) seeks income and capital appreciation.

The AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM) seeks long-term capital appreciation and current income.

The AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) seeks long-term capital appreciation and current income.

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) seeks long-term capital appreciation.

The AMERICAN AADVANTAGE S&P 500 INDEX FUND(*) seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or "Index").

The AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) seeks income and capital appreciation.

The AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) seeks income and capital appreciation.

(*)S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "Standard & Poor's 500," "S&P 500(R)" and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this Fund.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
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BALANCED FUND

The BALANCED FUND typically invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. Equity investments may include common stocks, preferred stocks, securities convertible into common stocks, and U.S. dollar-denominated American Depositary Receipts (collectively, "stocks"). The investment advisers select stocks which, in their opinion, have most or all of the characteristics described under EQUITY STRATEGIES on page 4.

One of the investment advisers utilizes an "amplified alpha" approach in determining which equity securities to buy and sell. This approach attempts to amplify the outperformance expected from the best ideas of the other investment advisers by concentrating assets in those stocks that are overweighted in the aggregate of the advisers' portfolios when compared to a relevant stock market index.

The Fund's investment in debt securities may include obligations of the U.S. Government, its agencies and instrumentalities; U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes; and other debt securities. The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.). Obligations rated in the fourth highest rating category are limited to 25% of the Fund's total assets. The Fund, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the investment advisers generally use a top-down or bottom-up fixed income strategy or a combination of both strategies. See FIXED INCOME STRATEGIES on page 5 for a description of the top-down and bottom-up strategies.

LARGE CAP VALUE FUND

The LARGE CAP VALUE FUND ordinarily invests at least 65% of its total assets in equity securities of U.S. companies with market capitalizations of $5 billion or more at the time of investment. These investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, and U.S. dollar-denominated American Depositary Receipts (collectively, "stocks"). The investment advisers select stocks which, in their opinion, have most or all of the characteristic described under EQUITY STRATEGIES on page 4.

One of the investment advisers utilizes an "amplified alpha" approach in determining which equity securities to buy and sell. This approach attempts to amplify the outperformance expected from the best ideas of the other investment advisers by concentrating assets in those stocks that are overweighted in the aggregate of the advisers' portfolios when compared to a relevant stock market index.

SMALL CAP VALUE FUND

The SMALL CAP VALUE FUND ordinarily invests at least 80% of its total assets in equity securities of U.S. companies with market capitalizations of $1 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, and U.S. dollar-denominated American Depositary Receipts (collectively, "stocks"). The investment advisers select stocks which, in their opinion, have most or all of the characteristics described under EQUITY STRATEGIES on page 4.

INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND normally invests at least 80% of its total assets in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries other than the United States. The current countries in which the Fund may invest are:

Australia  France       Mexico        South Korea
Austria    Germany      Netherlands   Spain
Belgium    Hong Kong    New Zealand   Sweden
Canada     Ireland      Norway        Switzerland
Denmark    Italy        Portugal      United Kingdom
Finland    Japan        Singapore

The investment advisers select stocks which, in their opinion, have most or all of the characteristics described under EQUITY STRATEGIES on page 4. When choosing stocks, the investment advisers will also consider potential changes in currency exchange rates. The Fund may trade forward foreign currency contracts or currency futures to hedge currency fluctuations of underlying stock positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

One of the investment advisers utilizes an "amplified alpha" approach in determining which equity securities to buy and sell. This approach attempts to amplify the outperformance expected from the best ideas of the other investment advisers by concentrating assets in those stocks that are overweighted in the aggregate of the advisers' portfolios when compared to a relevant stock market index.

S&P 500 INDEX FUND

The S&P 500 INDEX FUND uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500 Index. State Street, through its State Street Global Advisers division, seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Fund intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by State Street to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those future, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

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INTERMEDIATE BOND FUND

The INTERMEDIATE BOND FUND invests in obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating the securities (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.). No more than 25% of total assets may be invested in securities rated in the fourth highest rating category. The Fund, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income review process. The other investment adviser to the Fund uses a bottom-up fixed income strategy in determining which securities to buy and sell. See FIXED INCOME STRATEGIES on page 5 for a description of the top-down and bottom-up strategies.

Under normal circumstances, the Fund seeks to maintain a duration of three to seven years. Duration is a measure of price sensitivity relative to changes in interest rates. In general, the longer the portfolio's duration, the more its price will decline as interest rates rise and vice versa. A duration of three to seven years means that each 1% rise (or fall) in interest rates will generally result in the price of the Fund falling (or rising) from 3% to 7%.

SHORT-TERM BOND FUND

The SHORT-TERM BOND FUND invests in obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; mortgage-backed securities; asset-backed securities; and Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances and other notes. As an investment policy, the Fund primarily seeks income and secondarily seeks capital appreciation. The Fund seeks capital appreciation by investing in corporate issues whose relative value is expected to increase over time.

The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating the securities (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.). No more than 25% of total assets may be invested in securities rated in the fourth highest rating category. The Fund, at the discretion of the investment adviser, may retain a security that has been downgraded below the initial investment criteria.

In determining which securities to buy and sell, the Manager employs a top-down fixed income review process. See FIXED INCOME STRATEGIES on page 5 for a description of the top-down strategy.

Under normal circumstances, the Fund seeks to maintain a duration of one to three years. Duration is a measure of price sensitivity relative to changes in interest rates. In general, the longer the portfolio's duration, the more its price will decline as interest rates rise, and vice versa. A duration of one to three years means that each 1% rise (or fall) in interest rates will generally result in the price of the Fund falling (or rising) from 1% to 3%.

EQUITY STRATEGIES

The investment advisers of the BALANCED, LARGE CAP VALUE, SMALL CAP VALUE, and INTERNATIONAL EQUITY FUNDS select stocks which, in their opinion, have most or all of the following characteristics:

  o  Above-average earnings growth potential,

  o  Below-average price to earnings ratio,

  o  Below-average price to book value ratio, and

  o  Generate above-average dividend yields.

Each of the investment advisers determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

FIXED INCOME STRATEGIES

The BALANCED FUND'S investment advisers generally use a top-down or bottom-up fixed income strategy or a combination of both strategies. One of the INTERMEDIATE BOND'S investment advisers uses a bottom-up fixed income strategy, while the Manager uses a top-down strategy. The Manager also employs a top-down strategy for the SHORT-TERM BOND FUND.

TOP-DOWN FIXED INCOME STRATEGY

  o Develop an overall investment strategy, including a portfolio duration target, by examining the current trend in the U.S. economy.

  o Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

  o Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

  o  Select specific debt securities within each security type.

  o Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

BOTTOM-UP FIXED INCOME STRATEGY

  o Search for eligible securities with a yield to maturity advantage versus a U.S. Treasury security with a similar maturity.

  o  Evaluate credit quality of the securities.

  o Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Treasury and non-U.S. Treasury securities.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. You may obtain these reports at no cost by calling 1-800-433-2434.


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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?
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MARKET RISK
(BALANCED, LARGE CAP VALUE, SMALL CAP VALUE, AND INTERNATIONAL EQUITY FUNDS)

Since these Funds invest a substantial portion of their assets in equity securities, they are subject to stock market risk. Market risk involves the possibility that the value of a Fund's investments in stocks will decline due to drops in the stock market. In general, the value of a Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

MARKET RISK
(S&P 500 INDEX FUND)

Stock values could decline generally or could underperform other investments. In addition, returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.

DERIVATIVES
(S&P 500 INDEX FUND)

The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost.

TRACKING ERROR RISK
(S&P 500 INDEX FUND)

The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Fund, or futures or other derivative positions taken by the Fund, to replicate the performance of the Index may not correlate precisely with the return on the Index.

SMALL CAPITALIZATION COMPANIES
(SMALL CAP VALUE)

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

FOREIGN INVESTING
(INTERNATIONAL EQUITY FUND)

Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of the euro conversion on the business or financial condition of companies in which the Fund is invested.

INTEREST RATE RISK
(BALANCED, INTERMEDIATE BOND, AND SHORT-TERM BOND FUNDS)

These Funds are subject to the risk that the market value of the bonds they hold will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. When interest rates go down, the bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK
(BALANCED, INTERMEDIATE BOND, AND SHORT-TERM BOND FUNDS)

These Funds are subject to the risk that an issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down. This risk is somewhat minimized by the Funds' policy of only investing in bonds that are considered investment grade at the time of purchase.

PREPAYMENT RISK
(BALANCED, INTERMEDIATE BOND, AND SHORT-TERM BOND FUNDS)

These Funds' investments in asset-backed and/or mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate.

ADDITIONAL RISKS
(ALL FUNDS)

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will fluctuate up and down. The amount you receive at redemption may be more or less than your investment.

HOW HAVE THE FUNDS PERFORMED OVER TIME?
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The bar charts and tables below provide an indication of risk by showing how the performance of the Funds in the Plan has varied from year to year. Except where indicated, performance is shown as calculated by the Plan administrator net of Plan expenses. Therefore, the performance results shown below are slightly less than the actual returns of the Fund. Past performance is not necessarily indicative of how the Funds will perform in the future.

BALANCED FUND

The Plan began offering the Balanced Fund as an investment option on January 1, 1989. From January 1, 1989 through July 31, 1994, the Plan invested in a class of Fund shares not offered in this Profile. On August 1, 1994, the Plan began investing in the AMR Class of the Fund, which is offered in this Profile. In the chart and table below, performance results reflect the Plan's investment in these two classes.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


 90       91      92       93       94       95       96       97      98       99
-----   ------   -----   ------   ------   ------   ------   ------   -----   ------
1.49%   21.60%   9.06%   14.49%   -1.68%   29.26%   14.00%   20.10%   8.46%   -3.52%

Highest quarterly return from 1/1/90 through 12/31/99 (2nd Qtr. 1997)    -10.01%
Lowest quarterly return from 1/1/90 through 12/31/99 (3rd Qtr. 1999)      -7.69%
Total return for the quarter ended 3/31/00                                -0.56%

The table below shows how the Fund's performance compares to two broad-based market indices and the Lipper Balanced Index, a composite of funds as of March 31, 2000, with the same investment objective as the Fund. The 5- and 10-year numbers reflect the actual returns of the Fund with no adjustment for Plan expenses.

                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                  1 Year     5 Years     10 Years
                                  ------     -------     --------
Balanced Fund                     -2.94%      11.39%      10.93%
S&P/Barra Value Index(*)           9.86%      20.75%      15.72%
Lehman Bros. Intermediate          2.07%       6.49%       7.43%
   Gov./Corp. Index(**)
Lipper Balanced Index             10.47%      15.65%      12.86%

(*) The S&P/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(**) The Lehman Brothers Intermediate Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

LARGE CAP VALUE FUND

The Plan began offering the Large Cap Value Fund as an investment option on January 1, 1989. From January 1, 1989 through July 31, 1994, the Plan invested in a class of Fund shares not offered in this Profile. On August 1, 1994, the Plan began investing in the AMR Class of the Fund, which is offered in this Profile. In the chart and table below, performance results reflect the Plan's investment in these two classes.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


  90       91       92       93       94       95       96       97      98       99
------   ------   ------   ------   ------   ------   ------   ------   -----   ------
-5.51%   26.40%   11.99%   15.73%   -1.01%   34.74%   21.28%   26.61%   6.42%   -4.64%

Highest quarterly return from 1/1/90 through 12/31/99 (2nd Qtr. 1997)     14.18%
Lowest quarterly return from 1/1/90 through 12/31/99 (3rd Qtr. 1998)     -14.01%
Total return for the quarter ended 3/31/00                                -2.36%

The table below shows how the Fund's performance compares to a broad-based market index and the Lipper Multi-Cap Value Index, a composite of funds as of March 31, 2000, with the same investment objective as the Fund. The 5- and 10-year numbers reflect the actual returns of the Fund with no adjustment for Plan expenses.

                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                             1 Year      5 Years      10 Years
                                             ------      -------      --------
Large Cap Value Fund                         -5.70%       13.46%       12.47%

S&P/Barra Value Index(*)                      9.86%       20.75%       15.72%

Lipper Multi Cap Value Index(**)              5.44%       16.07%       13.45%

(*) The S&P/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(**) On September 1, 1999, Lipper reclassified the Fund from the Lipper Growth and Income Index to the Lipper Multi-Cap Value Index.

SMALL CAP VALUE FUND

The Plan began offering the Small Cap Value Fund as an investment option on March 1, 1999, and therefore, long-term historical performance is not available. However, the fund has been offered outside of the Plan since January 1, 1999.
In the chart and table below, performance results before March 1, 1999 are for the Fund prior to its inception in the Plan. Performance results prior to March 1, 1999 are slightly higher than would have been realized in the Plan, because they have not been altered to reflect the expenses charged by the Plan.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


     99
   ------

   -4.56%

Highest quarterly return from 1/1/99 through 12/31/99 (2nd Qtr. 1999)    20.23%
Lowest quarterly return from 1/1/99 through 12/31/99 (3rd Qtr. 1999)    -11.29%
Total return for the quarter ended 3/31/00                               -1.97%

The table shows how the Fund's performance compares to the Russell 2000(R) Value Index, and the Lipper Small Cap Value Index, a composite of funds as of March 31, 2000, with the same investment objective as the Fund.


                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                             1 Year         Since Inception
                                                               (1/1/99)
                                             ------         ---------------
Small Cap Value Fund                          4.59%             -5.20%

Russell 2000 Value Index(*)                  13.26%              1.82%

Lipper Small Cap Value Index                 17.32%              3.95%

(*) The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

INTERNATIONAL EQUITY FUND

The Plan began offering the International Equity Fund as an investment option on January 1, 1992. From January 1, 1992 through July 31, 1994, the Plan invested in a class of Fund shares not offered in this Profile. On August 1, 1994, the Plan began investing in the AMR Class of the Fund, which is offered in this Profile. In the chart and table below, performance results reflect the Plan's investment in these two classes.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


  92       93       94       95       96       97      98       99
------   ------   ------   ------   ------   ------   -----   ------
-9.62%   40.23%    1.51%   18.10%   19.91%    9.74%   12.14%   26.99%

Highest quarterly return from 1/1/92 through 12/31/99 (4th Qtr. 1998)    15.41%
Lowest quarterly return from 1/1/92 through 12/31/99 (3rd Qtr. 1998)    -15.73%
Total return for the quarter ended 3/31/00                               -2.98%

The table shows how the Fund's performance compares to the Morgan Stanley
Europe Australasia and Far East ("EAFE") Index, a widely recognized unmanaged index of international stock investment performance and the Lipper International Index, a composite of funds as of March 31, 2000, with the same investment objective as the Fund. The 5-year and since inception numbers reflect the actual returns of the Fund with no adjustment for Plan expenses.

                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                                        Since Inception
                                 1 Year    5 Years          (1/1/92)
                                 ------    -------          --------
International Equity Fund        22.63%     16.28%           13.09%

EAFE Index                       25.09%     12.39%           10.58%

Lipper International Index       36.92%     16.69%           13.24%

S&P 500 INDEX FUND

The Plan began offering the S&P 500 Index Fund as an investment option on March 1, 1999, and therefore, long-term historical performance is not available. However, the Fund has been offered outside of the Plan since December 31, 1996. In the chart and table below, performance results before March 1, 1999 are for the Fund prior to its inception in the Plan. Performance results prior to March 1, 1999 are slightly higher than would have been realized in the Plan, because they have not been altered to reflect the expenses charged by the Plan.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


  97      98       99
------   ------   ------
33.09%   28.87%   21.09%

Highest quarterly return from 1/1/97 through 12/31/99 (4th Qtr. 1998)    21.32%
Lowest quarterly return from 1/1/97 through 12/31/99 (3rd Qtr. 1998)      9.69%
Total return for the quarter ended 3/31/00                                2.21%

The table shows how the Fund's performance compares to the S&P 500 Index, a widely recognized unmanaged index of common stocks publicly traded in the United States and the Lipper S&P 500 Index, a composite of funds as of March 31, 2000, with the same investment objective as the fund.

                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                           Since Inception
                              1 Year          (12/31/96)
                              ------          ----------
S&P 500 Index Fund            17.58%            26.06%

S&P 500 Index                 17.94%            26.06%

Lipper S&P 500 Index          17.56%            25.74%

INTERMEDIATE BOND FUND

The Plan began offering the Intermediate Bond Fund as an investment option on March 1, 1999, and therefore, long-term historical performance is not available. However, the Fund has been offered outside of the Plan since September 15, 1997. In the chart and table below, performance results before March 1, 1999, are for the Fund prior to its inception in the Plan. Performance results prior to March 1, 1999, are slightly higher than would have been realized in the Plan, because they have not been altered to reflect the expenses charged by the Plan.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


 98       99
------   ------
8.57%    -1.47%

Highest quarterly return from 1/1/98 through 12/31/99 (3rd Qtr. 1998)      4.62%
Lowest quarterly return from 1/1/98 through 12/31/99 (2nd Qtr. 1999)      -1.10%
Total return for the quarter ended 3/31/00                                 1.45%

The table below shows how the Fund's performance compares to the Lehman Brothers Aggregate Index and the Lipper Intermediate Investment Grade Debt Index, a composite of 30 funds as of March 31, 2000, with the same investment objective as the Fund.

                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                                            Since Inception
                                           1 Year             (9/15/97)
                                           ------             ---------
Intermediate Bond Fund                      0.74%               4.98%

Lehman Bros. Aggregate Index(*)             1.88%               5.59%

Lipper Intermediate                         1.35%               4.76%
Investment Grade Debt Index

(*) The Lehman Brothers Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Since Inception date is from 8/31/97.

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SHORT-TERM BOND FUND

The Plan began offering the Short-Term Bond Fund as an investment option on January 1, 1989. From January 1, 1989 through July 31, 1994, the Plan invested in a class of Fund shares not offered in this Profile. On August 1, 1994, the Plan began investing in the AMR Class of the Fund, which is offered in this Profile. In the chart and table below, performance results reflect the Plan's investment in these two classes.

          Total Return for the Calendar Year Ended 12/31 of each Year


                                  [BAR CHART]


  90       91       92       93       94       95       96       97      98       99
------   ------   ------   ------   ------   ------   ------   ------   -----   ------
 8.60%   12.74%    5.48%    7.03%    1.29%   10.38%   4.13%     7.50%   5.77%    2.84%

Highest quarterly return from 1/1/90 through 12/31/99 (4th Qtr. 1991)      4.49%
Lowest quarterly return from 1/1/90 through 12/31/99 (1st Qtr. 1996)      -0.52%
Total return for the quarter ended 3/31/00                                 1.03%

The table below shows how the Fund's performance compares to the Merrill Lynch 1-3 Year Gov./Corp. Index and the Linked Lipper Investment Grade Debt Averages, a composite of funds as of March 31, 2000, with the same investment objective as the Fund. The 5- and 10-year numbers reflect the actual returns of the Fund with no adjustment for Plan expenses.


                  AVERAGE ANNUAL TOTAL RETURN (AS OF 3/31/00)

                                     1 Year         5 Years        10 Years
                                     ------         -------        --------
Short-Term Bond Fund                  3.39%          5.82%          6.44%

Merrill Lynch 1-3 Year                3.79%          6.13%          6.70%
Gov./Corp. Index(*)

Linked Lipper Investment              3.21%          5.39%          6.04%
Grade Debt Averages(**)

(*) The Merrill Lynch 1-3 Year Gov./Corp. Index is a market value weighted performance benchmark for government and corporate xed-rate debt issues with maturities between one and three years.

(**) The Linked Lipper Investment Grade Debt Averages includes the Lipper
     Short-Term Investment Grade Debt Average prior to 1/1/96, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term Investment Grade Debt Average since 8/1/96.


[GRAPHIC WITH COMPUTER]

WHAT ARE THE FUNDS' FEES AND EXPENSES?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.(1)

           ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                            LARGE CAP    SMALL CAP   INTERNATIONAL      S&P 500      INTERMEDIATE     SHORT-TERM
                              BALANCED       VALUE         VALUE        EQUITY           INDEX           BOND            BOND
                              --------       -----         -----        ------           -----           ----            ----
Management Fees                0.30%         0.30%        0.67%          0.36%            0.045%         0.25%           0.25%

Other Expenses                 0.04%         0.04%        0.11%          0.13%            0.105%          0.05%           0.10%

TOTAL FUND EXPENSES            0.34%         0.34%        0.78%          0.49%            0.15%          0.30%           0.35%

Expense Reimbursement            --            --         0.03%            --               --             --              --

NET FUND EXPENSES              0.34%         0.34%        0.75%(2)       0.49%            0.15%          0.30%           0.35%

Plan Expenses(3)               0.15%         0.15%        0.15%          0.15%            0.15%          0.15%           0.15%

TOTAL EXPENSES                 0.49%         0.49%        0.90%          0.64%            0.30%          0.45%           0.50%

(1) The expense table above and the Example below reflect the expenses of the Fund and its corresponding Portfolio as well as the expenses charged by the Plan.

(2) The Manager has agreed to reimburse the Small Cap Value Fund for Other Expenses through October 31, 2000 to the extent that Total Annual Fund Operating Expenses exceed 0.75%. After expense reimbursements, Other Expenses are 0.08%.

(3) The Plan's estimated expenses are reflected as a percentage of Plan assets as of March 31, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the expenses of the Plan and each Fund remain the same. For the Small Cap Value Fund, expense reimbursement by the Manager is only guaranteed through October 31, 2000. Therefore, net expenses are used to calculate the cost in year 1, and total expenses are used to calculate costs in years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                        1 YEAR     3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Balanced                      $50        $157        $274        $616

Large Cap Value               $50        $157        $274        $616

Small Cap Value               $92        $293        $512      $1,140

International Equity          $65        $205        $357        $798

S&P 500 Index Fund            $31        $ 97        $169        $381

Intermediate Bond             $46        $144        $252        $567

Short-Term Bond               $51        $160        $280        $628

WHO ARE THE FUNDS' INVESTMENT ADVISERS?
--------------------------------------------------------------------------------

William F. Quinn and Nancy A. Eckl have primary responsibility for the day-to-day operations of the Funds, except as indicated otherwise below. These responsibilities include oversight of the investment advisers, regular review of each investment adviser's performance and asset allocations among multiple investment advisers. Mr. Quinn has served as President of the Manager since its inception in 1986. Ms. Eckl has served as Vice President-Trust Investments of the Manager since May 1995. Prior to her current position, Ms. Eckl held the position of Vice President-Finance and Compliance of the Manager from December 1990 through April 1995. Michael W. Fields oversees the team responsible for the portfolio management of the SHORT-TERM BOND FUND as well as a portion of the INTERMEDIATE BOND FUND. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments.

The Manager is the sole investment adviser of the SHORT-TERM BOND FUND. Except for this Fund and the S&P 500 Index Fund, each Fund's assets are allocated among the following investment advisers by the Manager. Each investment adviser has discretion to purchase and sell securities for its segment of a Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. Barrow serves as an investment adviser to the Balanced, Large Cap Value, Intermediate Bond and Short-Term Bond Funds, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Fund to Barrow.

BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Brandywine serves as an investment adviser to the Balanced, Large Cap Value and Small Cap Value Funds.

HOTCHKIS AND WILEY, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, is a professional investment management firm which was founded in 1980. Hotchkis and Wiley is a division of Merrill Lynch Mercury Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Hotchkis and Wiley serves as an investment adviser to the Balanced, Small Cap Value, Large Cap Value and International Equity Funds.

INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Financial Services. IIA serves as an investment adviser to the Balanced, Large Cap Value and International Equity Funds.

LAZARD ASSET MANAGEMENT ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard serves as an investment adviser to the International Equity Fund.

STATE STREET BANK AND TRUST COMPANY ("STATE STREET"), Two International Place, Boston, Massachusetts 02110, is a Massachusetts banking corporation. State Street serves as investment adviser and administrator to the Equity 500 Index Portfolio.

TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd.,
Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. Templeton serves as an investment adviser to the International Equity Fund.


HOW CAN I ENROLL AND BEGIN MAKING CONTRIBUTIONS?

Please see the $uper $aver Summary Plan Description ("SPD") or visit the $uper $aver web site, at supersaver.amrcorp.com for instructions on the enrollment process. To enroll, select the Personal Profile button on the web site, enter the security access code (55555), your employee identification number, and your PIN (the last four digits of your social security number). The SPD and web site also explain the types of contributions, withdrawals, and loans that are available to plan participants. This Profile does not describe all of the investment options available through the Plan. Please see the $uper $aver web site or the SPD for a description of the other investment options available to you. You may also call 1-800-433-2434 for information.

WHAT ARE THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS?

The qualified retirement and benefit plans of AMR Corporation and its affiliates ("Plans") pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisers for information on the tax consequences associated with participating in the Plans.

                               [$UPER $AVER LOGO]

                             supersaver.amrcorp.com
                                 1-800-433-2434

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   American AAdvantage Funds is a registered service mark of AMR Corporation.
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                        in the American AAdvantage Funds.